Exhibit 99.5

Hyperfine / Liminal Sciences / HealthCor Catalio Business Combination

Hyperfine and Liminal Sciences have announced an agreement to combine with a Special Purpose Acquisition Company, or SPAC, called HealthCor Catalio Acquisition Corp. (Nasdaq: HCAQ). We believe this transaction enables us to raise a significant amount of additional capital and will accelerate our strategic initiatives and fuel our future growth plans.

Transaction & Timing

SPAC introduction, and SPAC vs. IPO

A SPAC, or Special Purpose Acquisition Company, is formed for the sole purpose of raising capital from public investors and using that capital to acquire a private company. Once the acquisition closes, the SPAC changes its name and ticker symbol to reflect the name and the mission of the acquired company.

Typically, the SPAC and its investors own a minority of the combined company. This process, called a “de-SPAC transaction”, is essentially a different path to going public and raising capital than through a traditional IPO.

HealthCor Catalio Acquisition Corp. is our SPAC Partner.

We are thrilled to partner with HealthCor Catalio Acquisition Corp. The HealthCor and Catalio management teams bring decades of experience focused on medical technology and life sciences companies. We believe that the proceeds from the business combination and their expertise and networks will accelerate our investment priorities and help us advance our growth objectives. This is a critical milestone on our journey to transform the standing paradigms in MRI and brain monitoring.

This is the beginning of an exciting new chapter!

This transaction provides access to both funding and expertise on our path toward driving a transformative shift in technology and capability across MRI and brain sensing. We are thrilled to partner with HealthCor Catalio Acquisition Corp. to usher Hyperfine and Liminal Sciences into the next phase of growth.

We are combining with a top tier institutional investor to enter the public market in a streamlined and efficient way. This process allows us to tell the compelling stories of Hyperfine and Liminal Sciences and convey our growth potential.

The closing is subject to closing conditions, including approval by HealthCor Catalio Acquisition Corp. shareholders, and the Securities and Exchange Commission (SEC) reviewing and declaring effective a Form S-4 registration statement to be filed in connection with the business combination.

We anticipate that the closing will not occur for several months. Upon completion of the business combination, we will combine with HealthCor Catalio Acquisition Corp., which will change its name to Hyperfine, Inc. and we anticipate the combined company’s Class A common stock will be publicly traded on Nasdaq with the ticker symbol “HYPR.”

Today’s announcement is just the first step in the process.

There are several initiatives that need to be completed before the transaction can close and we become a public company, including that a Form S-4 registration statement must first be filed with and declared effective by the SEC and the business combination will need to be approved by the shareholders of HealthCor Catalio Acquisition Corp., Hyperfine and Liminal. Until the transaction closes, Hyperfine and Liminal Sciences are still separate, private companies, and we intend to put our focus on continuing to drive our businesses as usual.

Business Impacts

Our mission, values, strategic initiatives, and day-to-day objectives remain in place.

This pending transaction does not and should not alter your role or responsibilities. While this is an exciting time for our companies, we all need to remain focused on our mission and day-to-day work.

We believe that accessing the public markets will provide us with resources to accelerate the initiatives we have underway, while also capitalizing on a strong innovation pipeline to promote further growth and opportunities for our businesses, employees, and customers.

Your Role, Structure & Company Culture

Your role and reporting lines remain the same.

If you were a Hyperfine employee yesterday, you are still a Hyperfine employee today. If you were a Liminal Sciences employee yesterday, you are still a Liminal Sciences employee today. HealthCor Catalio Acquisition Corp. does not have ownership or control over the companies. Upon closing, the combined company will operate as Hyperfine, Inc., and will be led by Dave Scott and members of our existing leadership team.

There are no planned organizational changes because of this announcement.

There are no planned organizational changes because of this announcement.

We are not planning any layoffs.

This is about investing in our future to accelerate our strategic initiatives and fuel our future growth plans.

We are focused on keeping our culture of innovation, collaboration, and high performance.

We are excited to be on this journey together! Our culture will evolve as we continue to grow and as we learn new ways of communicating as a public company. We will strive to maintain our culture and we encourage employees to continue supporting and collaborating with colleagues.

Stock, Compensation & Benefits

You cannot and should not buy HCAQ securities.

The SEC will pay attention to trading in HCAQ and will flag any trades by Hyperfine and Liminal Sciences employees. We will be providing more specific information in the coming weeks about your stock options and how they will be handled in the transaction.

Equity you have in Hyperfine and/or Liminal will be converted to securities in the combined entity.

At this time, we cannot disclose the details, but as soon as the information becomes available, we will share the specifics with you.

There will be prohibitions from trading by employees for a period of time and from time to time after the closing, similar to after an IPO.

We will be providing more information on the rules that will be generally applicable to trading in our public company shares in the coming months.

Your base pay and benefits remain the same.

This transaction will not change your base pay or benefits. Please reach out to your HR representative, as always, if you have any pay or benefits related questions.

Communication & Questions

Please avoid discussing the transaction over email, and please be careful about posting anything to Slack (remember that Slack is similar to email). If you have any questions or concerns, please see your manager or email investors@hyperfine.io.

Please only share public information about the transaction with external parties, including friends and family. We recommend referring directly to our press release [LINK]. Please keep in mind that there are strict legal limitations about what details can be shared about the transaction.

We encourage employees to post to their social media accounts, following the below guidelines. All employees should comply with the Hyperfine and Liminal Sciences Social Media Policy (attached separately).

•	DO: Feel free to link to today’s press release on your social media channels, using the title or a direct quote from the press release as your caption.
•	DO: Feel free to ‘like’ and re-post (re-tweet, etc.) any of our company’s social media posts that link to the press release.

•	DO: Use common sense and err on the side of caution.
•	DON’T: Comment about the deal with personal opinions or information about our business. The only language approved is what’s written in the press release.
•	DON’T: Answer questions from external parties (particularly press/media), even if you think you know the answer.

Do not speak with the media at all unless it is part of your job.

Please refuse to answer any questions about the transaction. Please direct any media inquiries to investors@hyperfine.io

Our plan is to be as transparent as possible during this process, but it will be different. SEC rules are very strict, and we need to follow them. We will need to focus our communications on our business, and not on the transaction or on financial or investor information.

If you have specific questions, please submit them to investors@hyperfine.io or your HR representative. Please understand that depending on the question, we may have to delay answering depending on legal considerations.

Important Information about the Business Combination and Where to Find It

In connection with the proposed business combination (the “Business Combination”), HealthCor Catalio Acquisition Corp. (the “Company”) intends to file with the Securities and Exchange Commission (the “SEC”) a registration statement on Form S-4 (the “Registration Statement”), which will include a preliminary proxy statement/prospectus and a definitive proxy statement/prospectus, and certain other related documents, which will be both the proxy statement to be distributed to holders of the Company’s ordinary shares in connection with the Company’s solicitation of proxies for the vote by the Company’s shareholders with respect to the Business Combination and other matters as may be described in the Registration Statement, as well as the prospectus relating to the offer and sale of the securities of the Company to be issued in the Business Combination. The Company’s shareholders and other interested persons are advised to read, when available, the preliminary proxy statement/prospectus included in the Registration Statement and the amendments thereto and the definitive proxy statement/prospectus, as well as other documents filed with the SEC in connection with the proposed Business Combination, as these materials will contain important information about the parties to the Business Combination Agreement, the Company and the proposed Business Combination. After the Registration Statement is declared effective, the definitive proxy statement/prospectus and other relevant materials for the proposed Business Combination will be mailed to shareholders of the Company as of a record date to be established for voting on the proposed Business Combination and other matters as may be described in the Registration Statement. Shareholders will also be able to obtain copies of the preliminary proxy statement/prospectus, the definitive proxy statement/prospectus, and other documents filed with the SEC that will be incorporated by reference therein, without charge, once available, at the SEC’s web site at www.sec.gov. In addition, the documents filed by HealthCor may be obtained free of charge from HealthCor’s website at www.hcspac.com or by written request to HealthCor at ir@hccspac.com.

Participants in the Solicitation

The Company and its directors and executive officers may be deemed participants in the solicitation of proxies from the Company’s shareholders with respect to the Business Combination. You can find information about the Company’s directors and executive officers and their ownership of the Company’s securities in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2020, which was filed with the SEC on March 29, 2021, and is available free of charge at the SEC’s web site at www.sec.gov. Additional information regarding the interests of such participants will be contained in the Registration Statement when available.

Hyperfine, Liminal and their respective directors and executive officers may also be deemed to be participants in the solicitation of proxies from the shareholders of the Company in connection with the Business Combination. A list of the names of such directors and executive officers and information regarding their interests in the Business Combination will be contained in the Registration Statement when available.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. The Company’s, Hyperfine’s and Liminal’s actual results may differ from their expectations, estimates and projections and consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions (or the negative versions of such words or expressions) are intended to identify such forward-looking statements. These forward-looking statements include, without limitation, the Company’s, Hyperfine’s and Liminal’s expectations with respect to future performance, development and commercialization of products and services, potential regulatory approvals, and anticipated financial impacts and other effects of the Business Combination, the satisfaction of the closing conditions to the Business Combination, the timing of the completion of the Business Combination, the listing of the combined company’s Class A common stock on the Nasdaq Stock Market, and the size and potential growth of current or future markets for, and the potential benefits of, Hyperfine’s, Liminal’s and the combined company’s products and services. These forward-looking statements involve significant risks and uncertainties that could cause the actual results to differ materially from the expected results. Most of these factors are outside the Company’s, Hyperfine’s and Liminal’s control and are difficult to predict. Factors that may cause such differences include, but are not limited to: (1) the ability of HealthCor, Hyperfine and Liminal to meet the closing conditions in the Business Combination Agreement, including due to failure to obtain approval of the shareholders of HealthCor, Hyperfine and Liminal or certain regulatory approvals, or failure to satisfy other conditions to closing in the Business Combination Agreement; (2) the occurrence of any event, change or other circumstances, including the outcome of any legal proceedings that may be instituted against HealthCor, Hyperfine or Liminal following the announcement of the Business Combination Agreement and the transactions contemplated therein, that could give rise to the termination of the Business Combination Agreement or could otherwise cause the transactions contemplated therein to fail to close; (3) the inability to obtain or maintain the listing of the combined company’s Class A common stock on the Nasdaq Capital Market, as applicable, following the Business Combination; (4) the risk that the Business Combination disrupts current plans and operations as a result of the announcement and consummation of the Business Combination; (5) the inability to recognize the anticipated benefits of the Business Combination, which may be affected by, among other things, competition and the ability of the combined company to grow and manage growth profitably and retain its key employees; (6) costs related to the Business Combination; (7) changes in applicable laws or regulations; (8) the inability of the combined company to raise financing in the future; (9) the success, cost and timing of Hyperfine’s, Liminal’s and the combined company’s product development activities; (10) the inability of Hyperfine, Liminal or the combined company to obtain and maintain regulatory clearance or approval for their products, and any related restrictions and limitations of any cleared or approved product; (11) the inability of Hyperfine, Liminal or the combined company to identify, in-license or acquire additional technology; (12) the inability of Hyperfine, Liminal or the combined company to maintain Hyperfine’s or Liminal’s existing or future license, manufacturing, supply and distribution agreements; (13) the inability of Hyperfine, Liminal or the combined company to compete with other companies currently marketing or engaged in the development of products and services that Hyperfine or Liminal is currently marketing or developing; (14) the size and growth potential of the markets for Hyperfine’s, Liminal’s and the combined company’s products and services, and each of their ability to serve those markets, either alone or in partnership with others; (15) the pricing of Hyperfine’s, Liminal’s and the combined company’s products and services and reimbursement for medical procedures conducted using Hyperfine’s, Liminal’s and the combined company’s products and services; (16) Hyperfine’s, Liminal’s and the combined company’s estimates regarding expenses, future revenue, capital requirements and needs for additional financing; (17) Hyperfine’s, Liminal’s and the combined company’s financial performance; (18) the impact of COVID-19 on Hyperfine’s and Liminal’s businesses and/or the ability of the parties to complete the Business Combination; and (19) other risks and uncertainties indicated from time to time in the proxy statement/prospectus relating to the Business Combination, including those under “Risk Factors” in the Registration Statement, and in the Company’s other filings with the SEC.

The Company cautions that the foregoing list of factors is not exclusive. The Company cautions readers not to place undue reliance upon any forward-looking statements, which speak only as of the date made. The Company does not undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements to reflect any change in its expectations or any change in events, conditions or circumstances on which any such statement is based.

No Offer or Solicitation

This communication shall not constitute a solicitation of a proxy, consent or authorization with respect to any securities or in respect of the Business Combination. This communication shall also not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any states or jurisdictions in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act of 1933, as amended.